BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

Supplement dated May 1, 2017 to the Fund’s

Statement of Additional Information dated November 28, 2016

Effective May 1, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements—Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Rob Shimell, Alastair Bishop, Skye Macpherson, Hannah Gray, CFA, and Elliott Char, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rob Shimell	1	9	4	0	0	0
	$293.7 Million	$5.17 Billion	$829.5 Million	$0	$0	$0
Alastair Bishop*	4	6	0	0	0	0
	$1.39 Billion	$3.15 Billion	$0	$0	$0	$0
Skye Macpherson	1	3	0	0	0	0
	$936.4 Million	$175.4 Million	$0	$0	$0	$0
Hannah Gray, CFA	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Elliott Char, CFA**	1	9	4	0	0	0
	$163.9 Million	$5.89 Billion	$868.0 Million	$0	$0	$0

* Information provided for Mr. Bishop is as of December 31, 2016.

** Information provided for Mr. Char is as of March 31, 2017.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is amended to add the following:

Information for Mr. Char is as of March 31, 2017.

The heading “Discretionary Incentive Compensation—Messrs. Shimell and Fernandez” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation—Messrs. Shimell and Char

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation —Messrs. Shimell and Fernandez” is deleted in its entirety and replaced with the following:

The performance of Messrs. Shimell and Char is not measured against a specific benchmark.

The last sentence of the first paragraph of the sub-section entitled “Distribution of Discretionary Incentive Compensation—Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

With the exception of Mr. Char, all of the portfolio managers have unvested long-term incentive awards.

The table in the sub-section entitled “Fund Ownership” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range

Rob Shimell	None

Alastair Bishop*	None

Skye Macpherson	None

Hannah Gray, CFA	None

Elliott Char, CFA**	None

* Information provided for Mr. Bishop is as of December 31, 2016.

** Information provided for Mr. Char is as of March 31, 2017.

Shareholders should retain this Supplement for future reference.

SAI-CS-0517SUP

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